Other Income, Net	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Other Income, Net

Note 4 Other Income, Net

	Year Ended December 31,
(in U.S. dollars)	2025	2024	2023
Interest income	$1,089,634	$1,370,929	$1,611,128
Critical Minerals and Energy Innovation Grant	365,518	470,783	—
Other grant funding	2,471,618	1,827,882	1,161,992
Research and development tax incentive	892,713	593,521	689,089
Other	—	10,064	147,691
Total	$4,819,483	$4,273,179	$3,609,900

In November 2023, the Company was selected to receive a $100.0 million grant from the U.S. Department of Energy ("DOE") office of Critical Minerals and Energy Innovation ("CMEI") to enhance domestic production of high-performance synthetic graphite anode materials at its Riverside facility in Chattanooga, Tennessee. During the year ended December 31, 2025, the Company submitted reimbursement requests totaling $23,136,626 against the available grant funds. In accordance with the schedule of expenditures, $386,518 relates to payroll and salary related expense claims which have been accounted for as other income and $22,747,932 relates to capital expenditure claims which have been offset against the related Construction in Progress additions in Property, Plant and Equipment. During the year ended December 31, 2024, the Company submitted reimbursement requests totaling $19,148,237 against the available grant funds. In accordance with the schedule of expenditures, $470,783 relates to payroll and salary related expense claims which have been accounted for as other income and $18,677,454 relates to capital expenditure claims which have been offset against the related Construction in Progress additions in Property, Plant and Equipment (Note 14).